UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2007

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 South Union Blvd., Suite 565 Lakewood, CO 80228 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On October 30, 2007, the Board of Directors of US Gold Corporation (the “Company”) adopted amendments to Article II of the Company’s bylaws, effective immediately. A copy of the Company’s bylaws, as amended to date, is attached to this report as Exhibit 3.2.

                The amendments to Sections 1 and 2 of Article II were made to cause the Company to be eligible for the Direct Registration System (“DRS”) by permitting the issuance of uncertificated shares of the Company’s capital stock. The DRS enables investors to have securities recorded and maintained on the books of the issuer or the transfer agent without the issuance of a stock certificate and enables the electronic transfer of the securities. The Company is required to become DRS eligible pursuant to the rules of the American Stock Exchange.

Item 9.01       Financial Statements and Exhibits.

        (d)           Exhibits. The following exhibits are furnished with this report:

                        3.2   Bylaws of US Gold Corporation, as amended October 30, 2007.

Cautionary Statement

                Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: October 31, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

Exhibit Index

                The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
3.2	Bylaws of US Gold Corporation, as amended October 30, 2007.